Exhibit 99.1

Building a Major

Ophthalmic

Pharmaceutical Company

Aerie Pharmaceuticals, Inc.

Company Overview June 2-3, 2015

Important Information Aerie Pharmaceuticals, Inc.

Any discussion of the potential use or expected success of our product candidates is subject to our product candidates being approved by regulatory authorities. In addition, any discussion of clinical trial results for RhopressaTM relate to the results in its first Phase 3 registration trial, Rocket 1, and for RoclatanTM relate to the results in its Phase 2b clinical trial.

The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete.

Certain statements in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,” “intends,” “estimates,” “targets,” “projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. In particular, the preclinical research discussed in this presentation is preliminary and the outcome of such preclinical studies may not be predictive of the outcome of later trials. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Aerie – Building a Major Ophthalmic Pharmaceutical Company Aerie Pharmaceuticals, Inc.

Current Aerie Products: Once-Daily IOP-Lowering Eye Drops for Glaucoma

Triple action RhopressaTM

Inhibits ROCK and NET, lowers EVP, targets diseased tissue

First P3 missed primary endpoint, achieved secondary

Quadruple Action RoclatanTM

Fixed combination of RhopressaTM and latanoprost

P2b achieved all clinical endpoints, P3 to start mid-2015

Potentially most efficacious IOP-lowering therapy

Full patent protection through at least 2030; Blockbuster Potential

Pre-Clinical Research Findings

RhopressaTM shows potential to modify diseased tissue

May block fibrotic response in trabecular meshwork cells

May increase perfusion of the trabecular meshwork

AR-13154 shows potential for the treatment of wet AMD

May inhibit ROCK/JAK/PDGFR-ß

Lesion size reduction in rats exceeds market-leading product

These new preclinical discoveries represent potential breakthroughs

Triple-Action Rhopressa™ Quadruple-Action Roclatan™

aerie

IOP-Lowering Mechanisms

Rhopressa™:

- ROCK inhibition relaxes TM, increases outflow
- NET inhibition reduces fluid production
- ROCK inhibition lowers Episcleral Venous Pressure (EVP)

Roclatan™ also adds latanoprost:

- PGA receptor activation increases uveoscleral outflow



Rhopressa™
RKI
NET
Cornea
RKI
Trabecular Meshwork
Schlemm's Canal
Episcleral Veins
+ Outflow
+ Outflow
- Inflow
RKI
NET
+ Outflow
PGA
Latanoprost
Uveoscleral Outflow
Ciliary Processes

4

Aerie Products Cover the IOP-lowering Spectrum Aerie Pharmaceuticals, Inc.

Decreases Fluid Inflow/Production

(Ciliary Processes)

RhopressaTM

RoclatanTM

AA, BB, CAI

PGAs

Increases Fluid Outflow:

Secondary Drain

(Uveoscleral Pathway)

Increases Fluid Outflow:

Primary Drain-Trabecular Meshwork (TM);

Lowers EVP - (Episcleral Venous Pressure)

~80% of U.S. Glaucoma Patients Have IOPs that are

≤ 26 mmHg at Time of Diagnosis

Aerie Pharmaceuticals, Inc.

The Baltimore Eye Survey

Baseline IOP*

>26 - <35 mmHg 20%

60% ≤21 mmHg (Normal Tension Glaucoma)

>21 - ≤26 mmHg 20%

~75% of Patients with IOP ≤24mmHg

* Sommer A, Tielsch JM, Katz J et al. Relationship between intraocular pressure and primary open angle glaucoma among white and black

Americans: The Baltimore eye survey. Arch Ophthalmol 1991;109:1090-1095

Latanoprost and Timolol Show Reduced Efficacy at Lower Baseline IOPs

aerie pharmaceuticals, inc.

Latanoprost and timolol lose efficacy as baseline IOPs decline

Timolol at least 1 mmHg less effective than latanoprost across all published baselines

Timolol is the standard comparator for glaucoma Phase 3 trials

Diurnal IOP Change Month 6 (mmHg)

0

Timolol (n=369)

-2 Latanoprost (n=460)

-4

-6

-8

-10

-12

-14

-16

16 18 20 22 24 26 28 30 32 34 36 38

Untreated Diurnal IOP (mmHg)

Pooled data from three latanoprost registration studies. Hedman and Alm; European Journal Ophthalmology; 2000

Rhopressa™ Registration Trial Design

aerie pharmaceuticals, inc.

"Rocket 1" 90-Day Efficacy Registration Trial	• Rhopressa™ 0.02% QD	182 patients
	• Timolol BID	188 patients
"Rocket 2" One Year Safety (3 Mo. Interim Efficacy) Registration Trial	• Rhopressa™ 0.02% QD	~230 patients
	• Rhopressa™ 0.02% BID*	~230 patients
	• Timolol BID	~230 patients
"Rocket 3" One Year Safety Registration Trial Canada	• Rhopressa™ 0.02% QD	~90 patients
	• Rhopressa™ 0.02% BID	~90 patients
	• Timolol BID	~60 patients

* PGAs have been shown to be less effective when dosed BID

8

RhopressaTM aerie pharmaceuticals, inc.

Rocket 1 Trial Design

Patients with open angle glaucoma (OAG) or ocular hypertension (OHT) with IOP >20 mmHg and < 27 mmHg

N=411 randomized at 36 sites (370 subjects per protocol)

Patients randomized

RhopressaTM 1:1 Timolol 0.5%

0.02% QD (PM) BID

Primary endpoint: Mean IOP at Weeks 2 and 6 and Day 90

Rocket 1 Trial Conduct aerie pharmaceuticals, inc.

Number of Early Terminations - 44 (Total RhopressaTM plus Timolol)

31 in RhopressaTM, 13 in Timolol

Major Reasons for Early Termination (Total RhopressaTM plus Timolol)

Adverse events* (55%)

Protocol violation (18%)

Withdrawal of consent (11%)

Lack of efficacy (7%)

Investigator decision (4%)

* Adverse Events for RhopressaTM included: Allergic conjunctivitis (2); Eyelid pruritus (2); Lacrimation increased (2); Angle closure glaucoma (1); Conj. hyperemia (1); Conj. edema (1); Conj. Vasc. Disorder (1); Eye irritation (1); Eye pain (1); Eye pruritus (1); Eyelid edema (1); Iris adhesions (1); Iris bombe (1); Vision blurred (1); Decreased visual acuity (1); Diarrhea (1); Dysphagia (1); Feel abnormal (1); Instill. site pain (1); Conjunctivitis (1); Hypersensitivity (1); Upper limb fracture (1); Corneal staining present (1); Prostate cancer (1); Dermatitis (1)

Rocket 1 Study Endpoints aerie pharmaceuticals, inc.

Efficacy:

The primary efficacy endpoint is the mean IOP at the following time points: 08:00, 10:00, and 16:00 at the Week 2, Week 6, and Day 90 visits

Secondary efficacy endpoints include:

IOP analysis stratified by baseline IOP above and below 24 mmHg

Mean change from baseline IOP

Mean percent change from diurnally adjusted baseline IOP

Mean diurnal and change from baseline diurnal IOP

Safety:

Ocular and systemic safety measures

Summary Of RhopressaTM Rocket 1 Efficacy Results Based On Different Baseline IOPs

aerie pharmaceuticals, inc.

Baseline IOP (mmHg) Non-inferiority Numerical Superiority

<27* Did not meet Met 2 time points

<26 Met Met 4 time points

<25 Met Met 7 time points

<24** Met All (9 time points)

<23 Met All (9 time points)

<22 Insufficient power All (9 time points)

* Primary endpoint

** Pre-specified secondary endpoint

Baseline IOP < 27 mmHg At All Time Points

aerie pharmaceuticals, inc.

IOP

AR-13324 0.02% (n=182)

Timolol 0.5% (n=188)

Pre-Study

8AM Qual 1

8AM 10AM 4PM

Baseline

8AM 10AM 4PM

Week 2

8AM 10AM 4PM

Week 6

8AM 10AM 4PM

Month 3

mmHg +/- SEM

15 16 17 18 19 20 21 22 23 24 25

Some Observations on Rocket 1 Non-Inferiority Miss

aerie pharmaceuticals, inc.

Achieved non-inferiority at <26mmHg, did not at <27mmHg

Inferiority driven by a subset of RhopressaTM patients

At higher baseline IOPs, potential for more severely diseased trabecular meshwork, limiting Rho Kinase inhibition benefit

Highly variable IOP

Many showed IOP swings of >3 mmHg between visits while on treatment

Notable variability in baseline IOP between RhopressaTM studies (Phase 2 vs. Rocket 1)

Some evidence of noncompliance, and site concentration of poorer performers

Baseline IOP < 24 mmHg (Pre-specified analysis) aerie pharmaceuticals, inc.

IOP

AR-13324 0.02% (n=76)

Timolol 0.5% (n=84)

Pre-Study

8AM Qual 1

8AM 10AM 4PM

Baseline

8AM 10AM 4PM

Week 2

8AM 10AM 4PM

Week 6

8AM 10AM 4PM

Month 3

mmHg +/- SEM

15 16 17 18 19 20 21 22 23 24 25

RhopressaTM Efficacy In Subjects On PGA Prior To Study: Baseline IOP < 24 mmHg aerie pharmaceuticals, inc.

Diurnal Average IOP

IOP mmHg + SEM

14 15 16 17 18 19 20 21 22 23

20.9 20.8

15.2 15.9 16.7

17.1 16.8 17.1

Baseline

Week 2

Week 6

Month 3

AR-13324 0.02% (n=40)

Timolol 0.5% (n=43)

Prior PGA use produced enhanced IOP-lowering with RhopressaTM at weeks 2 and 6

IOP lowering at month 3 equivalent to IOP lowering in non-PGA subjects

Prior PGA use had no effect on timolol efficacy

RhopressaTM Efficacy In Subjects Not On PGA Prior To Study: Baseline IOP < 24 mmHg aerie pharmaceuticals, inc.

Diurnal Average IOP

IOP mmHg + SEM

14 15 16 17 18 19 20 21 22 23

20.9 20.9

16.8 17.1 17.1

16.9 17.2 17.2

Baseline

Week 2

Week 6

Month 3

AR-13324 0.02% (n=36)

Timolol 0.5% (n=41)

No loss of efficacy seen from week 2 to month 3 for RhopressaTM or timolol

RhopressaTM IOP-lowering Effect Enhanced In Subjects On PGA Therapy Prior To Study Entry aerie pharmaceuticals, inc.

Prospective (pre-specified) analysis by pre-study medication status showed that prior PGA use enhanced RhopressaTM IOP-lowering at week 2 (p=0.003)

The PGA effect is lost over time, which we believe creates a false impression that RhopressaTM loses efficacy over time

The apparent PGA synergy with RhopressaTM is greatest at week 2 and lessens over time in the absence of PGA dosing

No evidence of enhanced efficacy in timolol subjects on PGA therapy prior to study entry

Retrospective analysis of Phase 2 trial results shows prior PGA use enhanced RhopressaTM IOP-lowering by 1 mmHg (p=0.007) and 1.2 mmHg (p=0.002) at weeks 2 and 4, respectively, relative to subjects not previously on PGA

RhopressaTM/PGA Synergy May Reflect

Complementary Actions on TM Extracellular Matrix

aerie pharmaceuticals, inc.

ROCK inhibition relaxes trabecular meshwork (TM) cells by reducing actin stress fibers and reducing production of ECM1

PGAs lower IOP by increasing ECM turnover in uveoscleral pathway- but subtle changes in TM pathway also observed with long-term dosing2

PGAs have no obvious effect on TM outflow on their own

Subtle PGA-induced changes in ECM may sensitize TM cells to the unique IOP-lowering effects of RhopressaTM

Daily exposure to both RhopressaTM and a PGA may result in ongoing synergy – and may also explain positive RoclatanTM P2b results

References: 1. Pattabiraman P and Rao P (2010) Am J Physiol Cell Physiol 298:C749-63;

2. Richter M et al. (2003) Invest Ophthalmol Vis Sci. 44:4419-26

RhopressaTM Synergy with PGAs May Represent a Market Opportunity aerie pharmaceuticals, inc.

FY 2014 U.S. Glaucoma Market = $2.2B; 33M TRx Market Share in TRx

Non-PGA Market PGA Market

2-3 Times Daily CAI Bimatoprost Once Daily

8% 10%

AA 10% Travoprost

9%

Fixed Combo 15%

33%

Latanoprost

14%

BB

PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor Source: IMS MIDAS, IMS NPA

RhopressaTM Next Steps: Rocket 2

aerie pharmaceuticals, inc.

Trial is under way, patients still being treated

Data base not locked yet

Endpoints currently set same as Rocket 1

Originally scheduled P3 efficacy read-out Q3 2015

Pursuing with FDA changing secondary endpoint (< 24mmHg) to primary

- Rocket 1 performance in this range was very successful

- Represents a large portion of the market (~75%)

- FDA has allowed changes in the past

Considering < 25mmHg, which also performed well in Rocket 1

If endpoint is changed and patients need to be added for adequate powering of Rocket 2, efficacy read-out expected by YE 2015/Q1 2016

RhopressaTM Next Steps: Rocket 4

aerie pharmaceuticals, inc.

Planning to commence Rocket 4 in Q3 2015, an additional RhopressaTM trial in the U.S.

Baseline IOPs:

- Primary <24 mmHg or <25mmHg

- Pre-specified secondary <27 mmHg

- Considering stratification

- May enroll patients up to 30 mmHg

Efficacy evaluated at 3 months (primary) and 6 months (secondary)

Final design to be reviewed with FDA

Read-out expected in approximately one year

RoclatanTM Phase 2b Clinical Trial Design

aerie pharmaceuticals, inc.

Phase 2b Protocol

RoclatanTM 0.01% vs.

RoclatanTM 0.02% vs.

RhopressaTM 0.02% vs.

Latanoprost

All Dosed QD PM

~300 Patients

28 Days

Primary efficacy endpoint: Mean diurnal IOP on Day 29

Two concentrations of

RoclatanTM vs. RhopressaTM

0.02% and latanoprost

Trial design follows FDA requirement for fixed-dose combination

Statistically significant difference at measured time points

Higher combo efficacy vs. components of at least 1–3 mmHg, as previously accepted by FDA for product approval

RoclatanTM Phase 2b Clinical Trial Performance

aerie pharmaceuticals, inc.

Achieved primary efficacy measure

Superiority over each of the components on day 29

Achieved statistical superiority over the individual components at all time points

More efficacious than latanoprost by 1.6 – 3.2 mmHg

More efficacious than RhopressaTM by 1.7 – 3.4 mmHg

Main adverse event was hyperemia (eye redness):

Reported in 40 percent of patients

Mild for the large majority of patients

No systemic drug-related adverse events

0.02% RoclatanTM Achieved Statistical Superiority Over

Individual Components at All Time Points (p<0.001)

aerie pharmaceuticals, inc.

Mean IOP at Each Time Point Primary Efficacy Measure

29

28

27

26

25

mmHg +/- SEM 23

22

21

20

19

18

17

16

15

14

Pre- 8AM 8AM 10AM 4PM 8AM 10AM 4PM 8AM 10AM 4PM 8AM 10AM 4PM 8AM

Study Qual 1 Baseline Day 8 Day 15 Day 29 Day 30

0.02% RhopressaTM (n=78) 0.005% Latanoprost (n=73) 0.02% RoclatanTM (n=72)

RoclatanTM Phase 2b, Intent to Treat

RoclatanTM Phase 2b, ITT

aerie pharmaceuticals, inc.

Mean IOP (mmHg)

0.02% RoclatanTM (n = 72) latanoprost 0.005% RhopressaTM (n = 73) 0.02% (n = 78)

Mean Mean Difference* Mean Difference*

Day 8

8AM 17.0 19.6 -2.6 20.0 -3.1

10AM 15.6 18.3 -2.7 18.0 -2.4

4 PM 15.6 18.6 -3.1 17.9 -2.3

Day 15

8AM 16.5 19.6 -3.2 19.6 -3.1

10AM 15.8 18.3 -2.4 18.7 -2.8

4 PM 15.7 18.3 -2.6 18.4 -2.7

Day 29

8AM 16.9 19.2 -2.4 20.3 -3.4

10AM 15.9 17.7 -1.8 18.6 -2.7

4 PM 16.8 18.4 -1.6 18.5 -1.7

RoclatanTM:

Produced lowest IOP drop in any trial

Was superior to latanoprost by 1.6–3.2 mmHg (p<0.001)

Was superior to

RhopressaTM by 1.7–3.4 mmHg (p<0.001)

Impressive RhopressaTM performance

* Difference between 0.02% RoclatanTM and latanoprost or RhopressaTM

RoclatanTM Next Steps

aerie pharmaceuticals, inc.

Commencing “Mercury 1” in Q3 2015 in the U.S.

- Designed for superiority to individual components, similar to P2b

- Baseline IOP range tentatively > 20mmHg to <36mmHg, with stratified enrollment

- Multiple secondary endpoints

- Efficacy trial with one year safety

“Mercury 2” expected to commence in 2016 in the U.S.

- Expect same comparators as Mercury 1

- Three month efficacy study

“Mercury 3” expected to commence in 2016 in Europe

- Comparing to a leading combo product marketed in EU

- Efficacy study, duration TBD

Aerie Financial Resources

aerie pharmaceuticals, inc.

As of March 31, 2015 had $179.3M of cash and investments on balance sheet

Expected to fund Aerie operations for approximately the next 3 years

Proceeding with clinical path outlined for RhopressaTM and RoclatanTM, and continue to evaluate potential for pre-clinical Aerie molecules and outside opportunities

Summary

aerie pharmaceuticals, inc.

Key Clinical Priorities

RhopressaTM: Rocket 2 endpoint discussion with FDA

Rocket 4 commencement Q3 2015

RoclatanTM: Mercury 1 commencement Q3 2015

Research Initiatives

RhopressaTM disease modification and neuro-protection

AR-13154 potential in wet AMD, etc.

Evaluating Aerie’s 3,000+ owned molecules

Potential Business Development Opportunities

Evaluating additions to ophthalmic product pipeline

Exploring drug delivery opportunities – front and back of eye

Building a Major Ophthalmic Pharmaceutical Company